UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2007

STAR RESORTS DEVELOPMENT INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52449

(Commission File Number)

98-0521492

(IRS Employer Identification No.)

1221 Brickell Ave., 9th Floor, Miami, FL 33131

(Address of principal executive offices and Zip Code)

305-432-2363

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On July 31, 2007, we entered into a memorandum of understanding with Ricardo Ernesto Bello and Diego Alberto Radivoy Magnani wherein we have agreed to purchase a 50% interest in the capital of Inversiones del Dique S.A., an Argentine company which, through its subsidiary Incubus S.A. owns a 40% interest in a project known as the Dock 2 Project. We have agreed to pay a total of $2,300,000 in order to earn the 50% interest in Inversiones del Dique S.A. The purpose of the acquisition is for us to obtain a 20% interest in the Dock 2 Project.

The memorandum of understanding is subject to our company completing satisfactory due diligence on Inversiones del Dique S.A. and Incubus S.A.

Item 9.01.	Financial Statements and Exhibits.
10.1	Memorandum of Understanding

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

/s/ Enrique Abaroa Martinez

Enrique Abaroa Martinez

President and Director

Date: August 27, 2007